Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
NOTE 6 – INCOME TAXES
The Company determines its estimated annual effective tax rate at the end of each interim period based on estimated pre-tax income (loss) and
facts known at that time. The estimated annual effective tax rate is applied to the year-to-date
pre-tax income (loss) at
the end of each interim period with certain adjustments. The tax effects of significant unusual or extraordinary items are reflected as discrete adjustments in the periods in which they occur. The Company’s estimated annual effective tax rate can change based on the mix of jurisdictional pre-tax income (loss) and
other factors. However, if the Company is unable to make a reliable estimate of its annual effective tax rate, then the actual effective tax rate for the year to date period may be the best estimate. For the nine months ended September 30, 2021 and 2020, the Company determined that its annual effective tax rate approach would provide for a reliable estimate and therefore used this method to calculate its tax provision.
The Company’s effective income tax rate was
 45.1% and 21.2%
for

the three months ended September 30, 2021 and 2020, respectively. The income tax provision (benefit) was
$(3,710) and ($1,518)
for the three months ended September 30, 2021 and 2020, respectively. The change in the income tax benefit for the three months ended September 30, 2021 compared to the three months ended September 30, 2020 was primarily due to changes in the jurisdictional mix of earnings and the impact of the change in fair value of warrant liability which is not taxable.
The Company’s effective income tax rate was 37.9% and 21.6% for the nine months ended September 30, 2021 and 2020, respectively. The provision for (benefit from) income taxes was $(7,628) and ($5,376) for the nine months ended September 30, 2021 and 2020, respectively. The change in the provision for (benefit from) income taxes for the nine months ended September 30, 2021 compared to the nine months ended September 30, 2020 was primarily due to changes in the jurisdictional mix of earnings and the impact of the change in fair value of warrant liability which is not taxable.
The effective income tax rate for the three and nine months ended September 30, 2021 and 2020 differed from the federal statutory rate primarily due to the geographical mix of earnings and related foreign tax rate differential, permanent differences, research and development tax credits, and the valuation allowance maintained against certain deferred tax assets.

NOTE 8 – INCOME TAXES
Income (Loss) before provision (benefit) for income taxes from continuing operations for the years ended December 31, 2020 and 2019 consisted of the following:

(in ‘000)	December 31, 2020	December 31, 2019
United States	$(25,283)	$(27,728)
Foreign	(15,236)	(8,656)

Total loss before income taxes	$(40,519)	$(36,384)

The components of the provision (benefit) for income taxes from continuing operations consisted of the following:

(in ‘000)	December 31, 2020	December 31, 2019
Current:
Federal	$—	$(1,136)
State	546	(44)
Foreign	505	(270)

Total current provision (benefit)	1,051	(1,450)
Deferred:
Federal	(7,120)	(8,626)
State	2,285	(2,117)
Foreign	(1,534)	(748)

Total deferred benefit	$(6,369)	$(11,491)

Total benefit	$(5,318)	$(12,941)

The reconciliation between income taxes computed at the U.S. statutory income tax rate to our provision for income taxes for the years ended December 31, 2020 and 2019 are as follows:

(in ‘000)	December 31, 2020	December 31, 2019
Benefit for income taxes at 21% rate	$(8,509)	$(7,641)
State taxes, net of federal benefit	(947)	(2,161)
Change in valuation allowance	1,016	—
Rate change	2,856	—
Credits	(811)	(541)
Permanent differences and other	307	(41)
Revaluation of warrants	1,572	(49)
Uncertain tax provision	226	(984)
Foreign withholding tax	420	—
Foreign rate differential	(1,448)	(1,524)

Benefit for income taxes	$(5,318)	(12,941)

Significant components of the Company’s deferred tax assets (liabilities) as of December 31, 2020 and 2019 are as follows:

(in ‘000)	December 31, 2020	December 31, 2019
Deferred tax assets:
Net operating loss carry-forward	$10,604	$11,618
Credit carry-forward	2,468	1,476
Interest expense limitation carry-forward	7,811	7,087
Non-deductible reserves	520	444
Accruals and other temporary differences	1,047	423
Stock compensation	698	439
Property and equipment	1,089	855

Gross deferred tax assets	$24,237	$22,342
Less valuation allowance	(7,164)	(6,148)

Total deferred tax assets (after valuation allowance)	$17,073	$16,194

Deferred tax liabilities:
Property and equipment	(4,089)	(3,849)
Intangible assets	(49,461)	(56,329)
Goodwill	(6,241)	(4,894)

Total deferred tax liabilities	$(59,791)	$(65,072)

Net deferred tax liabilities	$(42,718)	$(48,878)

The valuation allowance increased by $1.0 million during 2020, primarily as the result of an increase in foreign tax attributes deemed not realizable. In determining the need for a valuation allowance, the Company has given consideration to its cumulative income or loss position on a jurisdiction basis when assessing the weight of the sources of taxable income that can be used to support the realization of deferred tax assets. The Company has assessed, on a jurisdictional basis, the available means of recovering deferred tax assets, including the ability to carry-back net operating losses, the existence of reversing temporary differences, the availability of tax planning strategies and available sources of future taxable income. The Company has also considered the ability to implement certain strategies that would, if necessary, be implemented to accelerate taxable income and use expiring deferred tax assets. The Company believes it is able to support the deferred tax assets recognized as of the end of the year based on all of the available evidence.
As of December 31, 2020, the Company has U.S. federal and state tax net operating loss carryforwards of approximately $7.5 million and $36.5 million respectively, which may be available to offset future income tax liabilities and expire at various dates beginning in 2032 through 2040. Additionally, the Company has U.S. federal and state tax net operating loss carryforwards of approximately $1.2 million and $13.6 million, respectively, which carryforward indefinitely. Additionally, the Company has generated $28.7 million of foreign operating loss carryforwards which expire at various dates.
As of December 31, 2020, the Company has U.S. federal research and development tax credit carry-forwards of $1.8 million which expire beginning in 2035 through 2040. Additionally, the Company has $0.4 million of foreign research and development tax credit carry-forwards that do not expire.
Due to provisions of the Tax Cuts and Jobs Act of 2017, the Company has a carry-forward of disallowed interest expense of $32.2 million, which has an indefinite carry-forward period.
Utilization of the NOL carryforwards may be subject to limitation under Section 382 of the Internal Revenue Code of 1986 due to ownership change limitations that have occurred previously or that could occur in the future.
These ownership changes may limit the amount of interest expense limitation, NOL, and tax credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively.
For taxable years beginning after January 1, 2018, taxpayers are subjected to the global intangible low-taxed
income provisions, or GILTI provisions. The GILTI provisions require the Company to currently recognize in U.S. taxable income a deemed dividend inclusion of foreign subsidiary earnings in excess of an allowable return on the foreign subsidiary’s tangible assets. The ability to benefit from a deduction and foreign tax credits against a portion of the GILTI income may be limited under the GILTI rules as a result of the utilization of foreign net operating losses, and other potential limitations within the foreign tax credit calculation. For the years ended December 31, 2020 and 2019, the Company recorded an income tax charge of $0 and $0.3 million, respectively, related to GILTI. The Company has made an accounting policy election, as allowed by the SEC and FASB, to recognize the impacts of GILTI within the period incurred. Therefore, no U.S. deferred tax liability is provided on GILTI inclusions of future foreign subsidiary earnings.
As of December 31, 2020, the Company has not provided U.S. taxes on the undistributed earnings of its foreign subsidiaries that it considers indefinitely reinvested. This indefinite reinvestment determination is based on the future operational and capital requirements of the Company’s domestic and foreign operations. The Company expects that the cash held by its foreign subsidiaries of $4.4 million as of December 31, 2020, will continue to be used for its foreign operations and, therefore, does not anticipate repatriating these funds.
The Company conducts business globally and, as a result, its subsidiaries file income tax returns in U.S. federal and state and various foreign jurisdictions. In the normal course of business, the Company may be subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Canada, Malta, the Netherlands, the United Kingdom, and the United States. Since the Company is in a loss carry-forward position, the Company is generally subject to U.S. federal and state income tax examinations by tax authorities for all years for which a loss carry-forward is generated and remains unutilized. As of December 31, 2020, the Company is not under income tax examination in any jurisdiction.
During the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. The Company establishes reserves for tax-related
uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These reserves are established when the Company believes that certain positions might be challenged despite its belief that its tax return positions are fully supportable. The Company adjusts these reserves in light of changing facts and circumstances, such as the outcome of tax examinations.
The following table presents a reconciliation of the total amounts of unrecognized tax benefits, excluding interest and penalties, included on the balance sheet.

(in ‘000)	December 31, 2020	December 31, 2019
Unrecognized tax benefits at the beginning of the year	$3,658	$4,508
Additions for tax positions of current year
Additions for tax positions of prior years	209
Reductions for tax positions of prior years		(850)
Expirations statutes of limitation

Unrecognized tax benefits at the end of the year	$3,867	$3,658

If the unrecognized tax benefit balance as of December 31, 2020 were recognized, it would decrease the Company’s effective tax rate. The Company does not anticipate any material changes to its unrecognized tax benefits within the next 12 months.
The Company recognizes interest and penalties accrued related to unrecognized tax benefits as income tax expense. During the years ended December 31, 2020 and 2019 the Company recognized $17 and ($133) in interest and penalties, respectively. The Company had $17 and $0 of interest and penalties accrued at December 31, 2020 and 2019, respectively.
The CARES Act was enacted on March 27, 2020. The CARES Act is an emergency economic stimulus package that includes spending and tax cuts to strengthen the United States economy and fund a nationwide effort to curtail the effect of
COVID-19.
While the CARES Act provides sweeping tax changes in response to the
COVID-19
pandemic, some of the more significant provisions which are expected to impact the Company’s financial statements include increasing the ability to deduct interest expense, as well as amending certain provisions of the previously enacted TCJA. Based on the Company’s assessments, the CARES Act allows the Company to defer the payment of the employer portion of its FICA taxes to 2021 and 2022; deduct additional US interest expense for 2019 and 2020 based on 50% of adjusted taxable income; accelerate a refund of its available alternative minimum tax (“AMT”) credits; and increase its permitted level of 2019 federal net operating loss carry-forwards. The enactment of the CARES Act did not have a material impact on the financial statements or disclosure for 2019 and 2020.